UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21113

Touchstone Institutional Funds Trust
(Exact name of registrant as specified in charter)

303 Broadway, Suite 1100 Cincinnati, OH			45202
(Address of principal executive offices)			(Zip code)

Jill McGruder Touchstone Advisors, Inc. 303 Broadway, Suite 1100 Cincinnati, OH 45202
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(513) 878-4066

Date of fiscal year end:	12/31

Date of reporting period:	12/31/10

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

December 31, 2010

Annual Report

Touchstone Institutional Funds Trust

Touchstone Sands Capital Institutional Growth Fund

Table of Contents

Page
Letter from the President	3

Management's Discussion of Fund Performance (Unaudited)	4-6

Tabular Presentation of Portfolio of Investments (Unaudited)	7

Statement of Assets and Liabilities	8

Statement of Operations	9

Statements of Changes in Net Assets	10

Financial Highlights	11

Notes to Financial Statements	12-17

Portfolio of Investments:

Sands Capital Institutional Growth Fund	18

Report of Independent Registered Public Accounting Firm	19

Other Items (Unaudited)	20-24

Management of the Trust (Unaudited)	25-27

Privacy Protection Policy	28

Letter from the President

Dear Shareholder:

We are pleased to provide you with the Touchstone Institutional Funds Trust Annual Report. Inside you will find key financial information, as well as manager commentary for the year ended December 31, 2010.

All traditional asset classes posted strong positive absolute returns regardless of style or geographic region during the year. The U.S. equity markets had a solid year, despite continued anxiety about the economy and capital markets. For the one-year period ended December 31, 2010, the U.S. stock market outperformed the international equity market. From an investment style and market capitalization perspective, U.S. growth equities outpaced their value counterparts, with mid cap leading the way. In addition, broad investment grade bonds and Treasuries exhibited solid returns.

Interest rates ended 2010 slightly lower than the beginning of the year. The expectation at the start of the year was that the economy would experience a recovery and interest rates would move higher. Interest rates did move higher in the first quarter, but then fell sharply throughout the second and third quarters on the heels of the sovereign debt crisis in Europe and concerns about the strength of the economic recovery. In the fourth quarter, the extension of the Bush-era tax cuts, as well as stronger data on the U.S. economy, increased optimism for 2011 growth and led to sharply higher interest rates.

Touchstone is committed to helping investors achieve their financial goals by providing access to a distinctive selection of institutional asset managers who are known and respected for proficiency in their specific area of expertise. We hope that you will find the enclosed commentary helpful.

We greatly appreciate your continued support. Thank you for including Touchstone as part of your investment plan.

Sincerely,

Jill T. McGruder
President
Touchstone Institutional Funds Trust

Management's Discussion of Fund Performance (Unaudited)

Touchstone Sands Capital Institutional Growth Fund

Sub-Advised by Sands Capital Management LLC

Performance and Market Overview

The total return of the Touchstone Sands Capital Institutional Growth Fund was 26.26% for the one year period ended December 31, 2010. The total return of the Russell 1000® Growth Index was 16.71% for the same period.

Portfolio Review

The Fund outperformed the Russell 1000® Growth Index for the year primarily due to security selection. The largest contributors to the relative performance (in descending order) were Salesforce.com Inc., Las Vegas Sands Corp., Apple Inc., Illumina Inc. and Amazon.com Inc. The largest detractors from relative performance were Monsanto Co., Visa Inc., CME Group Inc., Google Inc. and Intuitive Surgical Inc.

In aggregate, the largest detractor to relative performance during the year was an underweight position in the Industrial sector, followed by an overweight position in the Health Care sector. Other relative detractors include an overweight position in the Energy sector. The largest contributor to relative performance was an overweight position in the Consumer Discretionary sector.

Current Strategy and Outlook

Finding Growth in the Digital Economy

While the overall U.S. economy continues to struggle through a rather tepid recovery, the "digital economy" is experiencing rapid technological innovation and growth across several key areas. The technical infrastructure has matured to the point that digital or internet-based businesses can rapidly, reliably and profitably develop and deliver an innovative and compelling value proposition to the end consumer. A key component of this is the dramatic increase in access to broadband networks worldwide and the resulting increased adoption of digital-based services. Furthermore, as broadband networks are developed around the world, 3G mobile technologies are driving the rapid emergence of a more mobile internet. This is rapidly translating into more money spent on internet-based businesses and related economic activity, such as e-commerce and online advertising. In addition to more time spent online, increased access to the internet has led to the adoption of a number of new technologies and services that are changing many of the traditional ways we buy and sell products, communicate and collaborate, receive entertainment and conduct business. We believe this dynamic creates long-term investment opportunities across four distinct growth areas within the digital economy: 1) E-commerce, 2) Internet/Web Media, 3) Cloud Computing and 4) Mobile Computing. All four of these growth areas are well represented in the Fund and comprise nearly 40% of the portfolio. This exposure was one of the main engines of recent strong investment results and, we believe, positions the Fund well for continued growth going forward as the digital economy continues to evolve and grow.

E-Commerce

Amazon.com Inc., the dominant force in e-commerce, has spent the past 5+ years expanding beyond books, movies and music sales into electronics and general merchandise (EGM). In fact, Amazon's EGM business, which increasingly addresses a growing array of product categories, has expanded from 35% of overall revenue three years ago to 53% in 2010, and grew 68% in the most recent quarter. Also benefiting from the rise of e-commerce, Google Inc. is helping to link interested buyers with sellers online, and in fact the growth of e-commerce is a driver of paid search advertising. Less obviously, companies such as Staples Inc. and W.W. Grainger Inc. are also leveraging e-commerce for growth. Many casual observers are often surprised to

Management's Discussion of Fund Performance (Continued)

learn that online sales currently account for 40% of Staples' office supply revenue and 25% of Grainger's industrial product revenue. We believe that substantial room for growth exists for e-commerce to continue to take share and outgrow overall retail sales for many years given that overall e-commerce sales still currently account for only 5% of total retail sales.

Internet/Web Media

The transformational effect of web distribution on the media sector is well documented in the music industry (e.g., Apple Inc.'s iTunes). Less well known is the quick and dramatic extension of other areas like movie and TV video. While Hollywood has historically shielded much of its content from the web, the explosion in demand accompanied by the rise of video subscription models like Netflix Inc. and other digital streaming outlets for TV shows and movies has started to shift the balance of power from the content providers to the content consumers. Comcast Inc., for example, lost approximately 275,000 video customers in the third quarter of 2010, while Netflix experienced a 52% subscriber growth to 16.9 million. In addition to Apple and Netflix, Google also benefits from the accelerating adoption of web media with the shift of advertising dollars from traditional media to the web. We believe the shift in advertising dollars online will continue for many years as only 13% of spending is done online compared to 28% of consumers time spent online. As this gap closes, we believe Google will benefit.

Cloud Computing

Cloud computing, whereby applications are seamlessly delivered and accessed over the internet to users (typically through web browsers), is also experiencing rapid innovation and adoption. Salesforce.com Inc. customers are increasingly realizing that Salesforce.com cloud-based applications can dramatically reduce IT expenses through low upfront costs (no license fees), faster deployment, easier maintenance, and usage-based pricing (pay only for what you use). This is very appealing for businesses large and small, as executives and entrepreneurs search for ways to reduce operating costs and drive greater efficiencies and collaboration. Increasing acceptance of the cloud model led to a 28% increase in total customers for Salesforce.com in the latest quarter.

Mobile Computing

As the lead innovator in the smartphone category with its iPhone and related "apps," Apple Inc. is the lead beneficiary of this secular trend with 91% growth year-over-year in iPhones in the recent quarter. Though still in its early stages, it appears that the emergence of tablet computing, greatly accelerated by Apple's iPad, has created another new growth category in mobile computing. Meanwhile, Google's Android operating system is beginning to dominate the non-Apple segment of the smartphone market, while QUALCOMM Inc.'s chipset technology is enabling ever-faster and more robust data capability on 3G-enabled handsets and other mobile devices.

In summary, businesses levered to the digital economy, especially in the four areas mentioned above, are growing rapidly and creating significant wealth despite slower economic growth overall. We believe this secular dynamic has many years to play out as consumers embrace the convenience, selection and entertainment benefits of web services, while businesses drive lower costs and productivity improvements. This is just one of a number of important growth drivers for the Fund that we believe will continue to underpin sustainable above-average growth for years to come.

Management's Discussion of Fund Performance (Continued)

Comparison of the Change in Value of a $500,000 Investment in the
Touchstone Sands Capital Institutional Growth Fund and the Russell 1000® Growth Index

*  The initial public offering commenced on January 21, 2005.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Tabular Presentation of Portfolio of Investments (Unaudited)

December 31, 2010

The illustration below provides the Fund's sector allocation. We hope it will be useful to shareholders as it summarizes key information about the Fund's investments.

Touchstone Sands Capital Institutional
Growth Fund

Sector Allocation	(% of Net Assets)
Information Technology	35.8
Consumer Discretionary	20.7
Health Care	16.1
Energy	14.2
Financials	6.1
Industrials	4.4
Materials	1.8
Investment Funds	3.3
Other Assets/Liabilities (Net)	(2.4)
Total	100.0

Statement of Assets and Liabilities

December 31, 2010

Touchstone Sands Capital Institutional Growth Fund
Assets
Investment securities:
At cost	$914,365,118
Affiliated securities, at market value	$9,658,328
Non-affiliated securities, at market value	1,251,296,565
At market value - including $30,212,731 of securities loaned.	$1,260,954,893
Cash	2
Dividends and interest receivable	341,760
Receivable for capital shares sold	2,174,667
Receivable for securities lending income	3,139
Other assets	34,389
Total Assets	1,263,508,850
Liabilities
Payable upon return of securities loaned	31,007,630
Payable for capital shares redeemed	725,167
Payable to Advisor	773,586
Other accrued expenses and liabilities	42,427
Total Liabilities	32,548,810
Net Assets	$1,230,960,040
Net assets consist of:
Paid-in capital	$992,955,901
Accumulated net investment income	—
Accumulated net realized losses on investments	(108,585,636)
Net unrealized appreciation (depreciation) on investments	346,589,775
Net Assets	$1,230,960,040
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	87,651,171
Net asset value, offering price and redemption price per share	$14.04

See accompanying notes to financial statements.

Statement of Operations

For the Year Ended December 31, 2010

Touchstone Sands Capital Institutional Growth Fund
Investment Income
Dividends from affiliated securities	$43,071
Dividends from non-affiliated securities	5,415,448
Income from securities loaned	9,073
Total Investment Income	5,467,592
Expenses
Unified management fee	7,860,664
Registration fees	23,935
Miscellaneous expenses	197,964
Total Expenses	8,082,563
Operating expenses reimbursed by the Advisor	(22,359)
Net Expenses	8,060,204
Net Investment Loss	(2,592,612)
Realized and Unrealized Gains on Investments
Net realized gains from security transactions	46,624,982
Net change in unrealized appreciation/(depreciation) on investments	196,622,705
Net Realized and Unrealized Gains on Investments	243,247,687
Net Increase in Net Assets from Operations	$240,655,075

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	Touchstone Sands Capital Institutional Growth Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009
From Operations
Net investment loss	$(2,592,612)	$(1,047,820)
Net realized gains (losses) from security transactions	46,624,982	(52,373,740)
Net change in unrealized appreciation/(depreciation) on investments	196,622,705	477,762,223
Net Increase in Net Assets from Operations	240,655,075	424,340,663
From Capital Share Transactions
Proceeds from shares sold	361,655,579	267,089,340
Payments for shares redeemed	(375,247,965)	(279,090,089)
Net Decrease in Net Assets from Share Transactions	(13,592,386)	(12,000,749)
Total Increase in Net Assets	227,062,689	412,339,914
Net Assets
Beginning of period	1,003,897,351	591,557,437
End of period	$1,230,960,040	$1,003,897,351
Accumulated Net Investment Income	$—	$—

See accompanying notes to financial statements.

Financial Highlights

Touchstone Sands Capital Institutional Growth Fund

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended December 31,
	2010	2009	2008	2007	2006
Net asset value at beginning of period	$11.12	$6.50	$13.18	$11.10	$11.79
Income (loss) from investment operations:
Net investment loss	(0.03)	(0.01)	(0.04)	(0.04)	(0.04)
Net realized and unrealized gains (losses) on investments	2.95	4.63	(6.35)	2.12	(0.65)
Total from investment operations	2.92	4.62	(6.39)	2.08	(0.69)
Distributions from net realized gains	—	—	(0.29)	—	—
Net asset value at end of period	$14.04	$11.12	$6.50	$13.18	$11.10
Total return	26.26%	71.08%	(48.45%)	18.74%	(5.85%)
Net assets at end of period (000's)	$1,230,960	$1,003,897	$591,557	$1,375,494	$1,234,451
Ratio of net expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of gross expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment loss to average net assets	(0.26%)	(0.13%)	(0.37%)	(0.31%)	(0.44%)
Portfolio turnover rate	41%	34%	44%	36%	28%

See accompanying notes to financial statements.

Notes to Financial Statements

December 31, 2010

1. Organization

The Touchstone Institutional Funds Trust (the Trust), a Delaware Business Trust, is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company with one fund. The financial statements included herein are those of the Touchstone Sands Capital Institutional Growth Fund (the "Fund"), which is a non-diversified fund. The Fund commenced operations on January 21, 2005.

The Fund is registered to offer one class of shares. The assets of the Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. The Fund's prospectus provides a description of the Fund's investment objectives, policies, and strategies along with information on the class of shares currently being offered.

2. Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund:

Security valuation — The Fund's portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time). Portfolio securities traded on stock exchanges are valued at the last sale price and portfolio securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price (NOCP). Securities not traded on a particular day, or for which the last sale price is not readily available, are valued at their last broker-quoted bid prices as obtained from one or more of the major market makers for such securities by an independent pricing service. Securities for which market quotations or the NOCP are not readily available are valued based on fair value as determined by or under the direction of the Board of Trustees. Money market instruments and other debt securities with a remaining maturity of less than 60 days are valued at amortized cost, which approximates market value. Shares of open-end mutual funds in which the Fund invests are valued at their respective net asset values as reported by the underlying funds.

The Fund has adopted FASB ASC 820 "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. Fair Value Measurements applies to fair value measurements already required or permitted by existing standards. The changes to current generally accepted accounting principles (GAAP) from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

• Level 1 – quoted prices in active markets for identical securities

• Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Notes to Financial Statements (Continued)

The aggregate value by input level, as of December 31, 2010, for the Fund's investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, is included in the Fund's Portfolio of Investments, which also includes a breakdown of the Fund's investments by geographic/industry concentration. The Fund did not hold any Level 3 categorized securities during the year ended or at December 31, 2010.

For the year ended December 31, 2010 there were no significant transfers between Levels 1 and 2.

Portfolio securities loaned — The Fund may lend its portfolio securities. Lending portfolio securities exposes a Fund to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain cash collateral with the Fund's custodian in an amount at least equal to the market value of the loaned securities. The cash collateral is reinvested by the Fund's custodian into an approved investment vehicle.

As of December 31, 2010, the Fund loaned common stocks and received collateral as follows:

Fund	Securities Loaned	Collateral Received
Sands Capital Instiitutional Growth Fund	$30,212,731	$31,007,630

All collateral received as cash and securities is received, held and administered by the Fund's custodian for the benefit of the Fund in the applicable custody account or other account established for the purpose of holding collateral.

Participating in securities lending, the Fund receives compensation in the form of fees, or retain a portion of interest or dividends on the investment of any cash received as collateral. The Fund also continues to receive interest or dividends on the securities loaned. The loaned securities are secured by collateral valued at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Unrealized gain or loss on the fair value of the securities loaned that may occur during the term of the loan are recognized by the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

Share valuation — The net asset value per share is calculated each business day. It is computed by dividing the assets of the Fund, less its liabilities, by the number of outstanding shares of the Fund.

Security transactions and related investment income — Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold.

Dividends and distributions — The Fund pays distributions of any available net income quarterly. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.

Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Expenses — The Fund pays a unified management fee to Touchstone Advisors, Inc. (the Advisor) for providing or procuring advisory, administration and other services. The Advisor is responsible for compensating any third party engaged to provide services under its supervision and is also responsible for payment of the fees of the independent Trustees, custodian, independent auditor, legal counsel (excluding costs in connection with certain

Notes to Financial Statements (Continued)

litigation or administrative actions), and the transfer and dividend disbursing agent. The Fund will pay all state registration fees and charges incurred related to printing and mailing to existing shareholders prospectuses, statement of additional information, proxy solicitation material, shareholder reports and EDGAR filings.

3. Investment Transactions

Investment transactions (excluding short-term investments and U.S. Government securities) were as follows for the year ended December 31, 2010:

Sands Capital Institutional Growth Fund
Cost of purchases	$403,205,488
Proceeds from sales	$423,234,864

4. Transactions with Affiliates

Certain officers of the Trust are also officers of the Advisor, the Underwriter (Touchstone Securities, Inc.) and/or JPMorgan Chase Bank, N.A. (JPMorgan) the Sub-Administrator and Transfer Agent to the Fund. The Advisor and Underwriter are each wholly-owned indirect subsidiaries of The Western and Southern Life Insurance Company (Western-Southern).

Affiliated investments — The Fund may invest in the Touchstone Institutional Money Market Fund, subject to compliance with the several conditions set forth in an order received by the Trust from the Securities and Exchange Commission. To the extent that the other Touchstone Funds are invested in the Touchstone Institutional Money Market Fund, the Advisor and Administrator will be paid additional fees from the Touchstone Institutional Money Market Fund that will not be waived or reimbursed.

A summary of the Fund's investment in the Touchstone Institutional Money Market Fund for the year ended December 31, 2010, is noted below:

	Share Activity
	Balance 12/31/09	Purchases	Sales	Balance 12/31/10	Dividends	Value 12/31/10
Sands Capital Instiitutional Growth Fund	13,225,243	295,310,244	(298,877,159)	9,658,328	$43,071	$9,658,328

Management agreement — The Trust and the Advisor are parties to a management agreement under which the Advisor receives a fee, calculated daily and paid monthly, of 0.78% per annum of the average daily net assets of the Fund. Under the management agreement, the Advisor continuously reviews, supervises and administers the Fund's investment programs, subject to the supervision of and policies established by the Board of Trustees. Under the management agreement, the Advisor also provides administrative services to the Trust and pays all operating expenses on the Trust's behalf, excluding BlueSky state registration fees and charges incurred related to printing and mailing to existing shareholders prospectuses, statement of additional information, proxy solicitation material, shareholder reports and EDGAR filings.

Sands Capital Management, LLC, an SEC registered investment advisor, serves as the sub-advisor to the Fund and makes investment decisions for the Fund, and also ensures compliance with the Fund's investment policies and guidelines.

The Advisor, (not the Fund), pays the Sub-Advisors a fee for their services.

Notes to Financial Statements (Continued)

Expense limitation agreement — The Trust and the Advisor entered into an Expense Limitation Agreement to contractually limit operating expenses of the Fund. The maximum operating expense limit of the Fund, as calculated on an annual basis, and as a percentage of the average daily net assets of the Fund, is 0.80%. The Advisor has agreed to waive advisory fees and reimburse expenses in order to maintain the expense limitation for the Fund through at least April 29, 2011. During the year ended December 31, 2010, the Advisor reimbursed operating expenses of $22,359.

5. Capital Share Transactions

Proceeds and payments on capital shares as shown in the Statements of Changes in Net Assets are the result of the following capital share transactions for the periods shown:

	Sands Capital Institutional Growth Fund
	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009
Shares issued	29,665,546	32,434,529
Shares redeemed	(32,287,696)	(33,203,542)
Net decrease in shares outstanding	(2,622,150)	(769,013)
Shares outstanding, beginning of period	90,273,321	91,042,334
Shares outstanding, end of period	87,651,171	90,273,321

6. Federal Income Taxes

Federal income tax — It is the Fund's policy to continue to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare and pay as dividends in each calendar year at least 98% of its net realized capital gains (earned during the twelve months ending October 31) plus undistributed amounts from prior years.

The Fund paid no distributions for the years ended December 31, 2010 and 2009.

The following information is computed on a tax basis for each item as of December 31, 2010:

Sands Capital Institutional Growth Fund
Tax cost of portfolio investments	$952,954,855
Gross unrealized appreciation	324,863,582
Gross unrealized depreciation	(16,863,544)
Net unrealized appreciation	308,000,038
Capital loss carryforward	(69,995,899)
Post October losses	—
Undistributed ordinary income	—
Accumulated earnings	$238,004,139

Notes to Financial Statements (Continued)

The difference between the tax cost of portfolio investments and the financial statement cost is primarily due to wash sales.

As of December 31, 2010, the Fund had the following capital loss carryforwards for federal income tax purposes.

	Amount	Expiration Date December 31,
Sands Capital Instiitutional Growth Fund	$69,995,899	2017

The capital loss carryforwards may be utilized in future years to offset net realized capital gain, if any, prior to distributing such gains to shareholders.

During the year ended December 31, 2010, the Fund utilized $43,620,515 of capital loss carryforwards.

Certain reclassifications, the result of permanent differences between financial statement and income tax reporting requirements have been made to the components of capital. These reclassifications have no impact on the net assets or net asset value per share of the Fund and are designed to present the Fund's capital accounts on a tax basis. The following reclassifications of return of capital distributions, investments in limited partnerships and net investment loss have been made to the Fund for the year ended December 31, 2010:

	Undistributed Net Investment Income	Realized Gain/Loss	Paid-In Capital
Sands Capital Instiitutional Growth Fund	$2,592,612	$—	$(2,592,612)

The Fund has analyzed its tax positions taken on Federal income tax returns for all open tax years (tax years ended December 31, 2007 through 2010) and has concluded that no provision for income tax is required in its financial statements.

7. Commitments and Contingencies

The Fund indemnifies the Trust's officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

8. Concentrations/Risks

The Fund may invest a high percentage of its assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Fund may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility on the Fund's net asset value and magnified effect on the total return.

9. Subsequent Events

Management has evaluated subsequent events through the date of this filing. This evaluation did not result in any subsequent events that necessitated recognition or disclosures.

The Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. In general, the provisions of the Act

Notes to Financial Statements (Continued)

will be effective for the Funds' fiscal year ending December 31, 2011. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of each fund's pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. Relevant information regarding the impact of the Act on the Fund, if any, will be contained within the "Federal Taxes" section of the financial statement notes for the fiscal year ending December 31, 2011.

Portfolio of Investments
Touchstone Sands Capital Institutional Growth Fund – December 31, 2010

Common Stocks — 99.1%	Shares	Market Value
Information Technology — 35.8%
Apple, Inc.*	232,700	$75,059,712
ASML Holding NV - Class G †	651,500	24,978,510
Cree, Inc.* †	509,500	33,570,955
F5 Networks, Inc.*	182,100	23,702,136
Google, Inc. - Class A*	100,300	59,575,191
QUALCOMM, Inc.	1,545,300	76,476,897
Salesforce.com, Inc.*	673,200	88,862,400
Visa, Inc. - Class A	828,800	58,330,944
		440,556,745
Consumer Discretionary — 20.7%
Amazon.com, Inc.*	525,500	94,590,000
Las Vegas Sands Corp.*	744,626	34,215,565
Netflix, Inc.*	126,000	22,138,200
NIKE, Inc. - Class B	454,900	38,857,558
Staples, Inc.	1,389,700	31,643,469
Starbucks Corp.	1,029,400	33,074,622
		254,519,414
Health Care — 16.1%
Alexion Pharmaceuticals, Inc.*	357,800	28,820,790
Allergan, Inc.	682,800	46,887,876
Illumina, Inc.*	771,100	48,841,474
Intuitive Surgical, Inc.*	149,200	38,456,300
Varian Medical Systems, Inc.*	507,900	35,187,312
		198,193,752
Energy — 14.2%
FMC Technologies, Inc.*	601,800	53,506,038
National-Oilwell Varco, Inc.	703,640	47,319,790
Schlumberger Ltd.	629,800	52,588,300
Southwestern Energy Co.*	568,900	21,293,927
		174,708,055
Financials — 6.1%
Charles Schwab Corp. (The)	2,106,200	36,037,082
IntercontinentalExchange, Inc.*	332,220	39,584,013
		75,621,095
Industrials — 4.4%
CH Robinson Worldwide, Inc.	310,500	24,898,995
W.W. Grainger, Inc.	215,800	29,804,138
		54,703,133
Materials — 1.8%
Praxair, Inc.	230,300	21,986,741
Total Common Stocks		$1,220,288,935

	Shares	Market Value
Investment Funds — 3.3%
Invesco Liquid Assets Portfolio **	31,007,630	$31,007,630
Touchstone Institutional Money Market Fund^	9,658,328	9,658,328
Total Investment Funds		$40,665,958
Total Investment Securities — 102.4% (Cost $914,365,118)		$1,260,954,893
Liabilities in Excess of Other Assets — (2.4%)		(29,994,853)
Net Assets — 100.0%		$1,230,960,040

*  Non-income producing security.

^  Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc. See Note 4.

†  All or a portion of the security is on loan. The total value of the securities on loan as of December 31, 2010, was $30,212,731.

**  Represents collateral for securities loaned.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying notes to financial statements.

Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$1,220,288,935	$—	$—	$1,220,288,935
Investment Funds	40,665,958	—	—	40,665,958
				$1,260,954,893

See accompanying notes to financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Touchstone Institutional Funds Trust

We have audited the accompanying statement of assets and liabilities, including the portfolios of investments, of Touchstone Institutional Funds Trust, (comprised of the Touchstone Sands Capital Institutional Growth Fund) (the "Fund"), as of December 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Touchstone Sands Capital Institutional Growth Fund at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Cincinnati, Ohio
February 24, 2011

Other Items (Unaudited)

Proxy Voting

The Sub-Advisors are responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Sub-Advisors use in fulfilling this responsibility and information regarding how those proxies were voted during the twelve month period ended June 30 are available without charge upon request by calling toll free 1.800.543.0407. These items are also available on the Securities and Exchange Commission's (the Commission) website at http://www.sec.gov.

Quarterly Portfolio Disclosure

The Trust files a complete listing of portfolio holdings for each Fund as of the end of the first and third quarters of each fiscal year on Form N-Q. The complete listing (i) is available on the Commission's website; (ii) may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling 1.800.543.0407. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Schedule of Shareholder Expenses

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including reinvested dividends or other distributions; and (2) ongoing costs, including investment advisory fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2010 through December 31, 2010).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six Months Ended December 31, 2010" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Net Expense Ratio Annualized December 31, 2010	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During the Six Months Ended December 31, 2010*
Touchstone Sands Capital Institutional Growth Fund
Actual	0.80%	$1,000.00	$1,347.40	$4.73
Hypothetical	0.80%	$1,000.00	$1,021.17	$4.08

*  Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by [number of days in most recent fiscal half-year/365 [or 366]] (to reflect one-half year period).

Other Items (Continued)

Advisory Agreement Approval Disclosure

At a meeting held on November 18, 2010, the Board of Trustees (the "Board" or "Trustees") of the Touchstone Institutional Funds Trust (the "Trust"), and by a separate vote, the Independent Trustees of the Trust, approved the continuance of the Management Agreement between the Trust and the Advisor with respect to the Fund and the Sub-Advisory Agreement between the Advisor and the Sub-Advisor.

In determining whether to approve the continuation of the Management Agreement and the Sub-Advisory Agreement, the Advisor furnished information necessary for a majority of the Independent Trustees to make the determination that the continuance of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders. The information provided to the Board included: (1) industry data comparing advisory fees and expense ratios of comparable investment companies; (2) comparative performance information; (3) the Advisor's and its affiliates' revenues and costs of providing services to the Fund; and (4) information about the Advisor's and Sub-Advisor's personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Management Agreement and the Sub-Advisory Agreement with management and with experienced independent legal counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement with respect to the Fund in private sessions with independent legal counsel at which no representatives of management were present.

In approving the Fund's Management Agreement, the Board considered various factors, among them: (1) the nature, extent and quality of services provided to the Fund, including the personnel providing services; (2) the Advisor's compensation and profitability; (3) a comparison of fees and performance with other advisers; (4) economies of scale; and (5) the terms of the Management Agreement. The Board's analysis of these factors is set forth below. The Independent Trustees were advised by independent legal counsel throughout the process.

Nature, Extent and Quality of Advisor Services. The Board considered the level and depth of knowledge of the Advisor, including the professional experience and qualifications of senior personnel. The Board discussed the Advisor's effectiveness in monitoring the performance of the Sub-Advisor and the Advisor's timeliness in responding to performance issues. In evaluating the quality of services provided by the Advisor, the Board took into account its familiarity with the Advisor's senior management through Board meetings, discussions and reports during the preceding year. The Board also took into account the Advisor's compliance policies and procedures. The quality of administrative and other services, including the Advisor's role in coordinating the activities of the Fund's other service providers, was also considered. The Board also considered the Advisor's relationship with its affiliates and the resources available to them, as well as any potential conflicts of interest. The Trustees concluded that they were satisfied with the nature, extent and quality of services provided to the Fund by the Advisor under the Management Agreement.

Advisor's Compensation and Profitability. The Board took into consideration the financial condition and profitability of the Advisor and its affiliates and the direct and indirect benefits derived by the Advisor and its affiliates from the Advisor's relationship with the Fund. The information considered by the Board included operating profit margin information for the Advisor's business as a whole. The Board noted that the Advisor pays the Sub-Advisor's sub-advisory fee out of the advisory fee the Advisor receives from the Fund. The Board reviewed the profitability of the Advisor's relationship with the Fund both before and after tax expenses and whether the Advisor has the financial wherewithal to continue to provide a high level of services to the Fund, noting the ongoing commitment of the Advisor's parent company with respect to providing support and resources as needed. The Board also considered that the Fund's distributor, an affiliate of the Advisor, receives Rule 12b-1 distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions

Other Items (Continued)

of certain classes of shares. The Board also noted that the Advisor derives benefits to its reputation and other benefits from its association with the Fund.

The Board recognized that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Advisor. Based upon their review, the Trustees concluded that the Advisor's level of profitability from its relationship with the Fund was reasonable and not excessive.

Expenses and Performance. The Board compared the advisory fee and total expense ratio for the Fund with various comparative data, including the median and average advisory fees and total expense ratios of the Fund's peer group. The Board also considered, among other data, the Fund's performance results during the six-month, twelve-month, and thirty-six month periods ended September 30, 2010 and noted that the Board reviews on a quarterly basis detailed information about the Fund's performance results, portfolio composition and investment strategies. The Board also took into account current market conditions and their effect on the Fund's performance.

The Board also considered the effect of the Fund's growth and size on its performance and expenses. The Board noted that the sub-advisory fee under the Sub-Advisory Agreement was paid by the Advisor out of the advisory fee it receives from the Fund and the impact of such sub-advisory fee on the profitability of the Advisor. In reviewing the expense ratio and performance of the Fund, the Board also took into account the nature, extent and quality of the services provided by the Advisor and its affiliates.

The Board considered, among other data, the specific factors and related conclusions set forth below:

Touchstone Sands Capital Institutional Growth Fund. The Fund's advisory fee and total expense ratio were above the median of its peer group. The Board took into account management's discussion of the Fund's expenses and the Fund's advisory fee structure. The Fund's performance for the six-month, twelve-month, and thirty-six month periods ended September 30, 2010 was in the 1st quartile of its peer group. Based upon their review, the Trustees concluded that the Fund's performance was satisfactory and that the advisory fee was reasonable in light of the high quality of services received by the Fund from the Advisor and the other factors considered.

Economies of Scale. The Board considered the effect of the Fund's current size and potential growth on its performance and fees. The Board took into account management's discussion of the Fund's advisory fee structure. The Board also noted that if the Fund's assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.

Conclusion. In considering the renewal of the Fund's Management Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to the various factors. The Board reached the following conclusions regarding the Fund's Management Agreement with the Advisor, among others: (a) the Advisor had demonstrated that it possesses the capability and resources to perform the duties required of it under the Management Agreement; (b) the Advisor maintains an appropriate compliance program; (c) the performance of the Fund is satisfactory in relation to the performance of funds with similar investment objectives and to relevant indices; and (d) the Fund's advisory fee is reasonable in relation to those of similar funds and to the services to be provided by the Advisor. Based on their conclusions, the Trustees determined that continuation of the Management Agreement was in the best interests of the Fund and its shareholders.

In approving the Fund's Sub-Advisory Agreement, the Board considered various factors with respect to the Fund and its Sub-Advisory Agreement, among them: (1) the nature, extent and quality of services provided to the Fund, including the personnel providing services; (2) the Sub-Advisor's compensation; (3) a comparison

Other Items (Continued)

of the sub-advisory fee and performance with other advisers; and (4) the terms of the Sub-Advisory Agreement. The Board's analysis of these factors is set forth below. The Independent Trustees were advised by independent legal counsel throughout the process.

Nature, Extent and Quality of Services Provided; Investment Personnel. The Board considered information provided by the Advisor regarding the services provided by the Sub-Advisor, including information presented periodically throughout the previous year. The Board noted that, on a periodic basis, the Board meets with portfolio managers of the Sub-Advisor to discuss their performance and investment processes and strategies. The Board considered the Sub-Advisor's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities for the Fund. The Board also noted the Sub-Advisor's brokerage practices. The Board also considered the Sub-Advisor's regulatory and compliance history. The Board noted that the Advisor's compliance monitoring processes includes quarterly reviews of compliance reports and annual compliance visits to the Sub-Advisor and that compliance issues, if any, are reported to the Board.

Sub-Advisor's Compensation. The Board also took into consideration the financial condition of the Sub-Advisor and any indirect benefits derived by the Sub-Advisor and its affiliates from the Sub-Advisor's relationship with the Fund. In considering the profitability to the Sub-Advisor of its relationship with the Fund, the Board noted that the sub-advisory fee under the Sub-Advisory Agreement was paid by the Advisor out of the advisory fee that it receives under the Management Agreement and is negotiated at arms-length. As a consequence, the profitability to the Sub-Advisor of its relationship with the Fund was not a substantial factor in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Sub-Advisor's management of the Fund to be a substantial factor in its consideration.

Sub-Advisory Fee and Fund Performance. The Board considered that the Fund pays an advisory fee to the Advisor and that the Advisor pays the sub-advisory fee to the Sub-Advisor. The Board also compared the sub-advisory fee paid by the Advisor to fees charged by the Sub-Advisor to manage comparable institutional separate accounts. The Board considered the amount retained by the Advisor and the sub-advisory fee paid to the Sub-Advisor with respect to the various services provided by the Advisor and the Sub-Advisor. The Board compared the sub-advisory fee with various comparative data, including the median and average sub-advisory fees of the Fund's peer group, and considered the following information:

Touchstone Sands Capital Institutional Growth Fund. The Fund's sub-advisory fee was above the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the quality of services received by the Fund from the Sub-Advisor and the other factors considered.

As noted above, the Board considered the Fund's performance during the six-month, twelve-month, and thirty-six month periods ended September 30, 2010 as compared to the Fund's peer group and noted that the Board reviews on a quarterly basis detailed information about the Fund's performance results, portfolio composition and investment strategies. The Board also noted the Advisor's expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Sub-Advisor. The Board also was mindful of the Advisor's focus on the Sub-Advisor's performance and the Advisor's ways of addressing underperformance.

Conclusion. In considering the renewal of the Sub-Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to the various factors. The Board reached the following conclusions regarding the Sub-Advisory Agreement, among others: (a) the Sub-Advisor was qualified to manage the Fund's assets in accordance with the Fund's investment objectives and policies; (b) the Sub-Advisor maintains an appropriate compliance program; (c) the performance of the Fund is satisfactory in relation to the performance of funds with similar

Other Items (Continued)

investment objectives and to relevant indices; (d) the Fund's advisory fee is reasonable in relation to those of similar funds and to the services to be provided by the Advisor and the Sub-Advisor; and (e) the Sub-Advisor's investment strategies are appropriate for pursuing the investment objectives of the Fund. Based on its conclusions, the Board determined that approval of the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders.

Management of the Trust (Unaudited)

Listed below is basic information regarding the Trustees and principal officers of the Trust. The Trust's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1.800.543.0407.

Interested Trustees1:

Name Address Age	Position(s) Held with Trust	Term of Office[2] And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Fund Complex[3]	Other Directorships Held[4]
Jill T. McGruder Touchstone Advisors, Inc 303 Broadway Cincinnati, OH Year of Birth: 1955	Trustee and President	Until retirement at age 75 or until she resigns or is removed Trustee since 1999	President and CEO of IFS Financial Services, Inc. (a holding company).	42	Director of LaRosa's (a restaurant chain), Capital Analysts Incorporated (an investment advisor and broker-dealer), IFS Financial Services, Inc. (a holding company), Integrity and National Integrity Life Insurance Co., Touchstone Securities (the Trust's distributor), Touchstone Advisors (the Trust's investment advisor and administrator) and W&S Financial Group Distributors (a distribution company).

Independent Trustees:

Phillip R. Cox 105 East Fourth Street Cincinnati, OH Year of Birth: 1947	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 1999	President and Chief Executive Officer of Cox Financial Corp. (a financial services company).	42	Director of Cincinnati Bell (a communications company), Bethesda Inc. (a hospital), Timken Co. (a manufacturing company), Diebold (a technology solutions company), and Ohio Business Alliance for Higher Education. Director of Duke Energy from 1994-2008.

H. Jerome Lerner c/o Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1938	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 1989	Principal of HJL Enterprises (a privately held investment company).	42	None

Management of the Trust (Continued)

Independent Trustees (Continued):

Name Address Age	Position(s) Held with Trust	Term of Office[2] And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Fund Complex[3]	Other Directorships Held[4]
Donald C. Siekmann c/o Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1938	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2005	Executive for Duro Bag Manufacturing Co. (a bag manufacturer) from 2002-2008.	42	None

John P. Zanotti c/o Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1948	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2002	CEO, Chairman and Director of Avaton, Inc. (a wireless entertainment company) until 2006. President of Cincinnati Biomedical (a life science and economic development company) from 2003-2007. Chairman of Integrated Media Technologies (a media company)	42	Director of Q Med (a health care management company) from 2004-2007.

Susan J. Hickenlooper c/o Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1946	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2009	Trustee of Episcopal Retirement Homes Foundation	42	Trustee of Gateway Trust from 2006-2008, Trustee of Cincinnati Parks Foundation (a charitable organization).

1  Ms. McGruder, as a director of the Advisor and the Trust's Distributor, and an officer of affiliates of the Advisor and the Trust's Distributor, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

2  Each Trustee is elected to serve until the age of 75 or until he or she sooner resigns or is removed.

3  The Touchstone Fund Complex consists of 1 series of the Trust, 3 series of Touchstone Tax-Free Trust, 19 series of Touchstone Funds Group Trust, 4 series of Touchstone Investment Trust, 4 series of Touchstone Strategic Trust, and 11 variable annuity series of Touchstone Variable Series Trust.

4  Each Trustee is also a Trustee of Touchstone Funds Group Trust, Touchstone Tax-Free Trust, Touchstone Investment Trust, Touchstone Strategic Trust, and Touchstone Variable Series Trust.

Management of the Trust (Continued)

Principal Officers1:

Name Address Age	Position(s) Held with Trust	Term of Office[2] And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Fund Complex[2]	Other Directorships Held
Jill T. McGruder Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1955	President	Until resignation, removal or disqualification President since 2004; President from 2000-2002	See biography above.	42	See biography above.

Brian E. Hirsch Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1956	Vice President	Until resignation, removal or disqualification Vice President since 2003	Senior Vice President of Compliance and Fund Administration of IFS Financial Services, Inc.	42	None

Steven M. Graziano Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1954	Vice President	Until resignation, removal or disqualification Vice President since 2009	President of Touchstone Advisors, Inc.; Executive Vice President of Pioneer Investment Management, Head of Retail Distribution and Strategic Marketing 2007-2008; Executive Vice President of Pioneer Investment Management, Chief Marketing Officer 2002-2007.	42	None

Timothy D. Paulin Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1963	Vice President	Until resignation, removal or disqualification Vice President since 2010	Vice President of Investment Research; Principal of Klein Decisions	42	None

Joseph Melcher Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1973	Chief Compliance Officer	Until resignation, removal or disqualification Chief Compliance Officer since 2010	Vice President of Compliance of IFS Financial Services (a holding company); Assistant Vice President of Compliance of IFS Financial Services 2005-2010.	42	None

Terrie A. Wiedenheft Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1962	Controller and Treasurer	Until resignation, removal or disqualification Controller since 2000 Treasurer since 2003	Chief Financial Officer and Senior Vice President of IFS Financial Services, Inc.	42	None

Jay S. Fitton JPMorgan. 303 Broadway Cincinnati, OH Year of Birth: 1970	Secretary	Until resignation, removal or disqualification Secretary since 2006. Assistant Secretary from 2002-2006	Assistant Vice President and Senior Counsel at JPMorgan Chase Bank, N.A.	42	None

1  Each officer also holds the same office with Touchstone Funds Group Trust, Touchstone Tax-Free Trust, Touchstone Investment Trust, Touchstone Tax-Free Trust, and Touchstone Variable Series Trust.

2  The Touchstone Fund Complex consists of 1 series of the Trust, 3 series of Touchstone Tax-Free Trust, 19 series of Touchstone Funds Group Trust, 4 series of Touchstone Investment Trust, 4 series of Touchstone Strategic Trust, and 11 variable annuity series of Touchstone Variable Series Trust.

PRIVACY PROTECTION POLICY

We Respect Your Privacy

Thank you for your decision to invest with us. Touchstone and its affiliates have always placed a high value on the trust and confidence our clients place in us. We believe that confidence must be earned and validated through time. In today's world, when technology allows the sharing of information at light speeds, trust must be reinforced by our sincere pledge to take the steps necessary to ensure that the information you share with us is treated with respect and confidentiality.

Our Pledge to Our Clients

•  We collect only the information we need to service your account and administer our business.

•  We are committed to keeping your information confidential and we place strict limits and controls on the use and sharing of your information.

•  We make every effort to ensure the accuracy of your information.

We Collect the Following Nonpublic Personal Information About You:

•  Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•  Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

Categories of Information We Disclose and Parties to Whom We Disclose

We do not disclose any nonpublic personal information about our current or former clients to nonaffiliated third parties, except as required or permitted by law.

We Place Strict Limits and Controls on the Use and Sharing of Your Information

•  We restrict access to nonpublic personal information about you to authorized employees who need the information to administer your business.

•  We maintain physical, electronic and procedural safeguards that comply with federal standards to protect this information.

•  We do not disclose any nonpublic personal information about our current or former clients to anyone, except as required or permitted by law or as described in this document.

•  We will not sell your personal information to anyone.

We May Provide Information to Service Your Account

Sometimes it is necessary to provide information about you to various companies such as transfer agents, custodians, broker-dealers and marketing service firms to facilitate the servicing of your account. These organizations have a legitimate business need to see some of your personal information in order for us to provide service to you. We may disclose to these various companies the information that we collect as described above. We require that these companies, including our own subsidiaries and affiliates, strictly maintain the confidentiality of this information and abide by all applicable laws. Companies within our corporate family that may receive this information are financial service providers and insurance companies. We do not permit these associated companies to sell the information for their own purposes, and we never sell our customer information.

This policy is applicable to the following affiliated companies: Touchstone Funds Group Trust, Touchstone Investment Trust, Touchstone Strategic Trust, Touchstone Tax-Free Trust, Touchstone Variable Series Trust, Touchstone Institutional Funds Trust, Touchstone Securities, Inc.*, Capital Analysts Incorporated and W&S Brokerage Services, Inc.

*  Touchstone Securities, Inc. serves as the underwriter to the Touchstone Funds.

A Member of Western & Southern Financial Group®

The Privacy Protection Policy is not part of the Annual Report.

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303 Broadway, Suite 1100

Cincinnati, OH 45202-4203

Touchstone Investments

Distributor

Touchstone Securities, Inc.*

303 Broadway

Cincinnati, Ohio 45202-4203 800.638.8194

www.touchstoneinvestments.com

Investment Advisor

Touchstone Advisors, Inc.*

303 Broadway

Cincinnati, Ohio 45202-4203

Transfer Agent

JPMorgan Chase Bank, N.A.

P.O. Box 5354

Cincinnati, Ohio 45201-5354

Shareholder Service

800.543.0407

* A Member of Western & Southern Financial Group

TSF-1105-TIFT-AR-1012

Item 2. Code of Ethics.

At the end of the period covered by this report, the registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.  Mr. Don Siekmann is the registrant’s audit committee financial expert and is an independent trustee within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”).

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees.  Audit fees totaled approximately $13,000 for the December 31, 2010 fiscal year and $38,175 for the December 31, 2009 fiscal year, including fees associated with the annual audit and filings of the registrant’s Form N-1A and Form N-SAR.

(b) Audit-Related Fees.  Audit-related fees totaled $0 for the December 31, 2010 fiscal year and $15,000 ($9,000 paid by JPMorgan) for the December 31, 2009 fiscal year.  The 2009 fees are related to limited internal control testing of the Trust’s fund accountant and transfer agent.

(c ) Tax Fees.  Tax fees totaled $9,800 for the December 31, 2010 fiscal year and $18,200 for the December 31, 2009 fiscal year and consisted of fees for tax compliance services.

(d) All Other Fees.  There were no other fees for the December 31, 2010 or December 31, 2009 fiscal years.

(e) (1) Audit Committee Pre-Approval Policies.  The Audit Committee’s pre-approval policies describe the types of audit, audit-related, tax and other services that have the general pre-approval of the Audit Committee.  The pre-approval policies provide that annual audit service fees, tax services not specifically granted pre-approval, services exceeding pre-approved cost levels and other services that have not received general pre-approval will be subject to specific pre-approval by the Audit Committee.  The pre-approval policies further provide that the Committee may grant general pre-approval to other audit services (statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings), audit-related services (accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services,” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities, agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters and assistance with internal control reporting requirements under Form N-SAR and Form N-CSR), tax services that have historically been provided by the auditor that the Committee believes would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence and permissible non-audit services classified as “all other services” that are routine and recurring services.

(e)(2) All services described in paragraphs (b) through (d) of Item 4 were approved by the Audit Committee.

(f) Not applicable

(g) The aggregate non-audit fees for services to the registrant, its investment adviser (excluding its sub-advisors) and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant were $39,800 for the December 31, 2010 fiscal year and $48,200 for the December 31, 2009 fiscal year.

(h) Not applicable

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Schedule of Investments.

The Schedule of Investments in securities of unaffiliated issuers is included in the Annual Report.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes have been made to the procedures by which shareholders may recommend nominees to its Board of Trustees.

Item 11. Controls and Procedures.

(a)           Based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) the registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective as of a date within 90 days of the filing date of this report.

(b)           There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The Code of Ethics for Senior Financial Officers was filed with registrant’s N-CSR for the December 31, 2006 fiscal year and is hereby incorporated by reference.
(a)(2)	Certifications required by Item 12(a)(2) of Form N-CSR are filed herewith.
(b)	Certification required by Item 11(b) of Form N-CSR is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)		Touchstone Institutional Funds Trust

By (Signature and Title)		/s/ Jill McGruder
Jill McGruder, President
(principal executive officer)

Date	March 1, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)		/s/ Jill McGruder
Jill McGruder, President
(principal executive officer)

Date	March 1, 2011

By (Signature and Title)		/s/ Terrie Wiedenheft
Terrie Wiedenheft, Controller and Treasurer
(principal financial officer)

Date	March 1, 2011